As filed with the Securities and Exchange                    File Nos. 333-18737
Commission on October 30, 1997                                         811-07989


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 2

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 4

                             METROPOLITAN WEST FUNDS
             (Exact Name of Registrant as Specified in its Charter)

                        10880 Wilshire Blvd., Suite 2020
                          Los Angeles, California 90024
                     (Address of Principal Executive Office)

                                 (310) 446-7727
              (Registrant's Telephone Number, Including Area Code)

                               Scott B. Dubchansky
                        10880 Wilshire Blvd., Suite 2020
                          Los Angeles, California 90024
                     (Name and Address of Agent for Service)
                            -------------------------

                          It is proposed that this filing will become effective:
                  ---
                   X      immediately upon filing pursuant to Rule 485(b)
                  ---
                          on _______________, pursuant to Rule 485(b)
                  ---
                          60 days after filing pursuant to Rule 485(a)
                  ---
                          on _______________, pursuant to Rule 485(a)
                  ---

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant is registering an indefinite number of securities under the Securities Act of 1933. Registrant will file a Notice pursuant to Rule 24f-2 within 90 days after its fiscal year end.


                                    ---------

                     Please Send Copy of Communications to:

                              DAVID A. HEARTH, ESQ.
                              BRUCE W. MAISEL, ESQ.
                     Paul, Hastings, Janofsky & Walker, LLP
                              345 California Street
                      San Francisco, California 94104-2635
                                 (415) 835-1600

                             METROPOLITAN WEST FUNDS


                       CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

         Facing Sheet

         Contents of Registration Statement

         Cross - Reference Sheets for Metropolitan West Funds


         Supplement to Prospectus dated October 30, 1997


         Part A - Combined Prospectus dated April 9, 1997 for

                           METROPOLITAN WEST TOTAL RETURN BOND FUND
                           METROPOLITAN WEST LOW DURATION BOND FUND
                           METROPOLITAN WEST SHORT-TERM INVESTMENT FUND


                           (Prospectus is Incorporated by Reference.)



         Part B - Combined Statement of Additional Information dated April 9, 1997, Revised as of October 30, 1997 for

                           METROPOLITAN WEST TOTAL RETURN BOND FUND
                           METROPOLITAN WEST LOW DURATION BOND FUND
                           METROPOLITAN WEST SHORT-TERM INVESTMENT FUND

         Part C - Other Information

         Signature Page

         Exhibits

                             METROPOLITAN WEST FUNDS

                             CROSS REFERENCE SHEETS

                                    FORM N-1A

                   PART A: INFORMATION REQUIRED IN PROSPECTUS
                   ------------------------------------------
                (COMBINED PROSPECTUS FOR METROPOLITAN WEST FUNDS)

                    Metropolitan West Total Return Bond Fund
                    Metropolitan West Low Duration Bond Fund
                  Metropolitan West Short-Term Investment Fund


                                      LOCATION IN THE
N-1A                                  REGISTRATION STATEMENT
ITEM NO.   ITEM                       BY HEADING
--------   ----                       ----------

1.         Cover Page                 Cover Page

2.         Synopsis                   "Summary of Expenses and Example" and
                                      "Prospectus Summary"


3.         Condensed Financial        "Financial Highlights": Total Return
           Information                Bond Fund; Low Duration Bond Fund


4.         General Description        Cover Page, "Prospectus Summary,"
           of Registrant              "Investment Objectives and Policies,"
                                      "Securities and Techniques Used by the
                                      Funds," "Investment Risks," "Principal
                                      Investment Restrictions," and
                                      "Organization and Management"

5.         Management of              "Investment Objectives and Policies,"
           the Fund                   "Securities and Techniques Used by the
                                      Funds,"
                                      "Organization and Management" and "How to Purchase Shares"

5A.        Management's Discussion    Not Applicable
           of Fund Performance

6.         Capital Stock and          "Organization and Management," "Dividends
           Other Securities           and Tax Status" and "General Information"

7.         Purchase of Securities     "How to Purchase Shares," "How to Redeem
           Being Offered              Shares"

8.         Redemption or              "How to Redeem Shares"
           Repurchase

9.         Pending Legal              Not Applicable
           Proceedings


Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.

                         PART B: INFORMATION REQUIRED IN
                       STATEMENT OF ADDITIONAL INFORMATION

   (COMBINED STATEMENT OF ADDITIONAL INFORMATION FOR METROPOLITAN WEST FUNDS)

                    Metropolitan West Total Return Bond Fund
                    Metropolitan West Low Duration Bond Fund
                  Metropolitan West Short-Term Investment Fund



                                                     LOCATION IN THE
N-1A                                                 REGISTRATION STATEMENT
ITEM NO.          ITEM                               BY HEADING
--------          ----                               ----------

10.               Cover Page                         Cover Page

11.               Table of Contents                  Table of Contents

12.               General Information                Cover Page and "Management"
                  and History

13.               Investment Objectives              "Investment Objectives and
                                                     Policies"

14.               Management of the                  "Management"
                  Registrant

15.               Control Persons and                "Management" and "General
                  Principal Holders of               Information About the
                  Securities                         Trust"


16.               Investment Advisory                "Management"
                  and Other Services

17.               Brokerage Allocation               "Management"

18.               Capital Stock and                  "General Information About
                  Other Securities                   the Trust"

19.               Purchase, Redemption               "Net Asset Value"
                  and Pricing of
                  Securities Being
                  Offered

20.               Tax Status                         "Dividends and Tax Status"

21.               Underwriters                       "Distributor"

22.               Calculation of                     "Performance Information"
                  Performance Data

23.               Financial Statements               "Financial Statements"

                        SUPPLEMENT DATED OCTOBER 30, 1997
                                       TO
                         PROSPECTUS DATED APRIL 9, 1997

                             METROPOLITAN WEST FUNDS
                             TOTAL RETURN BOND FUND
                             LOW DURATION BOND FUND

The following information supplements the information contained in the Funds' Prospectus dated April 9, 1997.

FINANCIAL HIGHLIGHTS
--------------------

The following are unaudited "Financial Highlights" of TOTAL RETURN BOND FUND and LOW DURATION BOND FUND for the period ended September 30, 1997. The table below sets forth financial data for one share of capital stock outstanding for the period presented.



                                                        TOTAL RETURN       LOW DURATION
                                                          BOND FUND          BOND FUND
                                                      Six Months Ended    Six Months Ended
                                                     September 30, 1997* September 30, 1997*
                                                         (Unaudited)       (Unaudited)

Net Asset Value, Beginning of Period                      $    10.00        $    10.00
                                                          ----------        ----------

Income from Investment Operations:
     Net investment income                                      0.34              0.31
     Net realized and unrealized gain on investments            0.43              0.17
                                                          ----------        ----------
     Total from Investment Operations                           0.77              0.48
                                                          ----------        ----------

Less Distributions:
     Dividends from net investment income                      (0.34)            (0.31)
                                                          ----------        ----------
     Total Distributions                                       (0.34)            (0.31)
                                                          ----------        ----------
Net Asset Value, End of Period                            $    10.43        $    10.17
                                                          ==========        ==========
Total Return (not annualized)                                   7.76%             4.88%

Ratios/Supplemental Data:
     Net Assets, end of period (in thousands)             $   14,810        $   55,417
     Ratio of Expenses to Average Net Assets
         Before expense reimbursement                           2.40%  -          1.02% -
         After expense reimbursement                            0.65%  -          0.58% -
     Ratio of Net Income to Average Net Assets
         Before expense reimbursement                           5.46%  -          6.24% -
         After expense reimbursement                            7.21%  -          6.68% -
     Portfolio Turnover Rate                                     112%              110%
     Average Commission Rate Paid                                N/A               N/A


* The Funds commenced operations on March 31, 1997.
- Annualized.

          ------------------------------------------------------------

                                     PART A

                               COMBINED PROSPECTUS

                             METROPOLITAN WEST FUNDS
                             -----------------------

                    Metropolitan West Total Return Bond Fund
                    Metropolitan West Low Duration Bond Fund
                  Metropolitan West Short-Term Investment Fund

          ------------------------------------------------------------




The Prospectus for the Total Return Bond Fund, Low Duration Bond Fund (the "Funds") and Short-Term Investment Fund dated April 9, 1997, is incorporated herein by reference to the Prospectus filed pursuant to Rule 497(c) filed with the U.S. Securities and Exchange Commission on April 23, 1997. The Prospectus is supplemented by the Financial Highlights as of September 30, 1997 filed herein to comply with the Funds' undertaking to file a post-effective amendment containing reasonably current financial statements which need not be certified within four to six months of its effective date or commencement of operations, whichever is later.

          ------------------------------------------------------------

                                     PART B

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION

                             METROPOLITAN WEST FUNDS
                             -----------------------

                    Metropolitan West Total Return Bond Fund
                    Metropolitan West Low Duration Bond Fund
                  Metropolitan West Short-Term Investment Fund

          ------------------------------------------------------------

                             METROPOLITAN WEST FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 9, 1997


                           As Revised October 30, 1997

      This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated April 9, 1997, as supplemented October 30, 1997, which includes Metropolitan West Total Return Bond Fund (the "TOTAL RETURN BOND FUND"), Metropolitan West Low Duration Bond Fund (the "LOW DURATION BOND FUND") and Metropolitan West Short-Term Investment Fund (the "SHORT-TERM INVESTMENT FUND"). Copies of the Prospectus may be obtained at no charge from the Trust by writing to Metropolitan West Funds, 10880 Wilshire Boulevard, Suite 2020, Los Angeles, CA 90024. In this Statement of Additional Information, the Total Return Bond Fund, the Low Duration Bond Fund and the Short-Term Investment Fund may be referred to collectively as "the Funds" or individually as "a Fund." Metropolitan West Asset Management, LLC (the "Adviser") is the investment adviser to the Funds.



                                TABLE OF CONTENTS



                                                                                         Cross reference
                                                                                          to page in the
                                                                                     prospectus for the Funds
                                                                                     ------------------------

Investment Objectives and Policies                                       B-2                    6
   Investment Restrictions                                               B-2                    13
   Repurchase Agreements                                                 B-3                    9
   U.S. Government Securities                                            B-3                    8
      Corporate Debt Securities                                          B-4                    8
   Convertible Securities                                                B-4                    6
   Mortgage-Related Securities                                           B-5                    10
   Asset-Backed Securities                                               B-8                    8
     Risk Factors Relating to Investing in Mortgage-Related and          B-8                    12
     Asset-Backed Securities
   Duration                                                              B-8                    7
   Derivative Instruments                                                B-9                    11
   Foreign Securities                                                    B-13                   9
   Foreign Currency Options and Related Risks                            B-14                   11
   Forward Foreign Currency Exchange Contracts                           B-15                   11
   Risk Factors Relating to Investing in High-Yield Securities           B-17                   12
   Illiquid Securities                                                   B-17                   13

Management                                                               B-18                   13
   Trustees and Officers                                                 B-xx                   xx
   Control Persons and Principal Holders of Securities                   B-xx                   xx
   Portfolio Transactions and Brokerage                                  B-                     14
   Administrator                                                         B-                     14
   Distributor                                                           B-                     14

Share Marketing Plan                                                     B-                     14
Net Asset Value                                                          B-                     16
Dividends and Tax Status                                                 B-                     18
Performance Information                                                  B-                     18
General Information About the Trust                                      B-                     20
Additional Information                                                   B-
Financial Statements                                                     B-                     20



                                                                        Page B-1

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

         The investment objective of the TOTAL RETURN BOND FUND is to maximize long-term total return.

         The investment objective of the LOW DURATION BOND FUND is to maximize current income, consistent with preservation of capital. Capital appreciation is a secondary consideration of the Fund.

         The investment objective of the SHORT-TERM INVESTMENT FUND is to maximize current income, consistent with the preservation of capital. Capital appreciation is a secondary consideration of the Fund.

         The portfolio, and strategies with respect to the composition of each Fund, are described in the Funds' prospectus.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Except as noted, no Fund may:

         1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities"), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.

         2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

         3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         4. Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of at least 300%.

         5. Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.



                                                                        Page B-2

         6. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

         7. Make investments for the purpose of exercising control or management.

         8. Participate on a joint or joint and several basis in any trading account in securities.

         In addition, the Trust has adopted the following non-fundamental policies so that no Fund will: (a) invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or managing director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees and managing directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (b) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs; (c) invest more than 15% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Securities Act") that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities will not exceed 15% of total assets; and (d) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

REPURCHASE AGREEMENTS

         A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, and are defined as "loans" in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

U.S. GOVERNMENT SECURITIES

         U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.


                                                                        Page B-3

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.

         The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities of domestic or foreign issuers, that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.



                                                                        Page B-4

MORTGAGE-RELATED SECURITIES

         The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

         MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

         There are currently three types of mortgage pass-through securities,
(i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

         GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

         Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds' quality standards.


                                                                        Page B-5

         COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs shall also be deemed to include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         Certain issuers of CMOs are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single entity.

         The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the eleventh district cost- of-funds index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

         ADJUSTABLE RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

         Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.


                                                                        Page B-6

         CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage- Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities ("SMBS") are derivative multi- class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. See "Securities and Techniques Used by the Funds-Mortgage-Related Securities" in the Prospectus.


                                                                        Page B-7

         INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

         TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

         The Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.


                                                                        Page B-8

DURATION

         In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

         Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

         Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

         As indicated in the Prospectus, to the extent consistent with their investment objectives and policies, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities, or other high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Fund.


                                                                        Page B-9

         OPTIONS ON SECURITIES AND ON SECURITIES INDEXES: A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.


                                                                       Page B-10

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit. It is expected that other future contracts will be developed and traded in the future.

         A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related margin requirements), the current market value of the option, and other futures positions held by the Fund.


                                                                       Page B-11

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         LIMITATIONS ON USE OF FUTURES AND OPTIONS THEREON: When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         In order to comply with current applicable regulations of the CFTC pursuant to which the Funds avoid being deemed a "commodity pool operator," the Funds are limited in their futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of the Fund's assets.

         The requirements for qualification for tax purposes as a regulated investment company also may limit the extent to which a Fund may enter into futures contracts, options thereon or forward contracts. See "Dividends and Tax Status."


                                                                       Page B-12

         RISKS ASSOCIATED WITH FUTURES AND OPTIONS ON FUTURES CONTRACTS: There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variation in speculative market demand for futures and options on futures, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out a futures contract or an option on a futures position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS
THEREON: Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options may be traded on foreign exchanges. These transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (iv) lesser trading volume.

FOREIGN SECURITIES

         The Funds may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the "World Bank") and the International Financial Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.


                                                                       Page B-13

         From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of the Funds, that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

         The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

         The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser's emerging market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards.


                                                                       Page B-14

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

         The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         RISKS OF OPTIONS TRADING: The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

         Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.


                                                                       Page B-15

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

         A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid, high-quality debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.


                                                                       Page B-16

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         SWAP AGREEMENTS: The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms exceeding seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Adviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


                                                                       Page B-17

RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES

         Lower-rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading.

         The amount of high-yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value.

         Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


                                                                       Page B-18

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



                                                                       Page B-19

                                   MANAGEMENT
                                   ----------


TRUSTEES AND OFFICERS


         The Trustees and officers of the Trust are:


                                                POSITION                    PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                       AGE      WITH THE TRUST              DURING PAST FIVE YEARS
----------------                       ---      --------------              ----------------------

Scott B. Dubchansky*                   36       Chief Executive             Mr. Dubchansky served as Managing
10880 Wilshire Blvd., Suite 2020                Officer and Trustee         Director-Fixed Income of Metropolitan West
Los Angeles, CA  90024                                                      Securities, Inc. from August, 1996 through
                                                                            December, 1996 while the Adviser was in
                                                                            formation. From August, 1992 through
                                                                            August, 1996, Mr. Dubchansky was a
                                                                            Senior Vice President of Donaldson
                                                                            Lufkin Jenrette in the Fixed Income
                                                                            division. Prior to August, 1992, Mr.
                                                                            Dubchansky was Senior Vice President
                                                                            fixed income sales at Kidder Peabody and
                                                                            responsible for fixed income sales to
                                                                            institutional clients.

Keith T. Holmes*                       44       Trustee                     Mr. Holmes has been a partner of the law
2121 Avenue of the Stars,                                                   firm King, Purtich, Holmes, Paterio &
22nd Floor                                                                  Berliner (and its predecessor firm King,
Los Angeles, CA 90067                                                       Purtich & Holmes) since 1992.  Mr. Holmes
                                                                            practices corporate finance and real estate
                                                                            law.  Mr. Holmes' firm has performed legal
                                                                            services for the Adviser and its affiliates.

Martin Luther King III                 39       Trustee                     Since 1980, Mr. King has been engaged as an
P.O. Box 50608                                                              independent motivational lecturer.  From
Atlanta, GA 30314                                                           January 1987 until November 1993, Mr. King
                                                                            was County Commissioner for Fulton County
                                                                            in Atlanta, Georgia.

Daniel D. Villanueva                   59       Trustee                     Mr. Villanueva is the Chairman and
1999 Avenue of the Stars,                                                   Managing Director of Bastion Capital
No. 2960                                                                    Corporation (investments).
Los Angeles, CA 90067

James Michael Lippman                  39       Trustee                     Since 1990, Mr. Lippman has been the
11766 Wilshire Boulevard                                                    President of JRK Asset Management, Inc., a
Los Angeles, CA 90025                                                       real estate firm that is primarily engaged in
                                                                            owning and operating multi-family and
                                                                            hotel properties. From 1990 to 1993, Mr.
                                                                            Lippman was Managing Director of The
                                                                            Signature Group, a real estate
                                                                            investment fund.

-------------------

* "Interested" Trustee, as defined in the 1940 Act, due to the relationship indicated with the Adviser.

                                                                       Page B-20

         The Trust does not pay salaries to any of its Officers or fees to any of its Trustees who are affiliated with the Adviser. Dis-interested Trustees receive an annual retainer of 3,000 and $750 for each meeting of the Board of Trustees attended.

         For information as to ownership of shares by officers and Trustees of the Trust, see below under [["General Information About the Trust."]] "CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES."


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of October 20, 1997, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the TOTAL RETURN BOND FUND and LOW DURATION BOND FUND and of the Trust.

         As of October 20, 1997, the following persons owned beneficially more than 5% of the outstanding voting shares of the:

         FUND                                              PERCENT OWNERSHIP

         TOTAL RETURN BOND FUND:

         Clark College Fund                                       26.73%
         Portland, OR

         Charles Schwab & Co.                                     25.18%
         San Francisco, CA

         Edward R. Hall Share "A" Trust                           17.67%
         Portland, OR

         Nike, Inc. 401(k)                                        12.66%
         Chicago, IL

         McRae Foundation, Inc.                                    8.39%
         Jackson, MS

         LOW DURATION BOND FUND:

         MJ Murdock Charitable Trust                              28.84%
         Pittsburgh, PA

         Charles Schwab & Co.                                     25.16%
         San Francisco, CA

         McKinsey Master Retirement Trust                         24.03%
         New York, NY

         Clark College Fund                                        5.17%
         Portland, OR



Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.

                                                                       Page B-21

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. (It is the Adviser's current practice generally to pay brokerage commissions at rates determined by the Adviser, based on the Adviser's assessment of the difficulty of execution.)

         The Adviser is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Adviser is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Adviser acts as Adviser as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of "best execution," as defined above.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Adviser receives for the Funds' brokerage commissions, whether or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


                                                                       Page B-22

ADMINISTRATOR

         The Funds have an Administration Agreement with FPS Services, Inc. (the "Administrator"), with offices at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives an annual fee of .0015% of the first $50 million of the Trust's average daily net assets, .0010 % of the next $50 million and .0005% over $100 million, subject to a minimum annual fee of $55,000.

DISTRIBUTOR

         FPS Broker Services, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial term of two years, the Underwriting Agreement between the Funds, the Adviser and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not parties to such agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60-days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

SHARE MARKETING PLAN

         The Trust has adopted has adopted a Share Marketing Plan (or Rule 12b-1
Plan) (the "12-b-1 Plan") with respect to the Funds Pursuant to Rule 12b-1 under the 1940 Act. The Adviser serves as the distribution coordinator under the 12b-1 Plan and, as such, receives for disbursement any fees paid by the Funds pursuant to the 12b-1 Plan.

         On April 1, 1997, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees") adopted the 12b-1 Plan.

         Under the 12b-1 Plan, each Funds pays distribution fees to the Adviser at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets to reimburse the Adviser for its expenses in connection with the promotion and distribution of the shares. The Funds and the Adviser presently are waiving all Rule 12b-1 fees. The Funds would notify shareholders in writing at least 30 days before rescinding that waiver.

         The 12b-1 Plan provides that the Adviser may use the Rule 12b-1 distribution fees received from a Fund only to pay for the distribution expenses of that Fund. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the shares as accrued.

         A Fund's shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Adviser.


                                                                       Page B-23

         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Trust, the Distributor or the Adviser and a selling agent) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act).

         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Conduct Rule 2830 of the National Association of Securities Dealers, Inc., as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Adviser on behalf of each Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.


                                 NET ASSET VALUE
                                 ---------------


         As indicated in the Prospectus, the net asset value per share of each Fund's shares will be determined at the close of the New York Stock Exchange (the "NYSE") (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading and banks are open for business. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Banks are also closed on Columbus Day and Veterans' Day. However, the NYSE and banks may close on days not included in that announcement. Also, no Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received.

         Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. [[Prices for fixed income securities may be based on quotations received from one or more market makers in the securities, or on evaluations from pricing services.]] The Funds receive pricing information from Interactive Data Corporation ("IDC") and other independent pricing vendors. IDC and others, including Merrill Lynch, Bloomberg and Muller, are regarded as some of the more common sources of readily available pricing information for fixed-income securities. Prices provided by IDC and other private vendors also may be based on quotations from one or more market makers.

         The Funds use a benchmark pricing system to the extent prices for securities are either inaccurate (such as when the prices are different from recent known market transactions) or are not available from IDC or another pricing source. For a security priced using this system, the Adviser initially selects a benchmark composed of a relevant U.S. Treasury security and a multiplier or divisor that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by IDC or others, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security's market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees.


         Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.


Language indicated as being shown by strike out in the typeset document is enclosed in double brackets [[" and "]] in the electronic format.

                                                                       Page B-24

         [[In determining the net asset value of each Fund's shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or quoted by the Nasdaq Stock Market are valued at the last sale price on that day as of the close of regular trading on the NYSE (which is currently 4:00 p.m., New York time), or, in the absence of recorded sales, at the average of readily closing bid and asked prices on the NYSE or Nasdaq. Unlisted equity securities that are not included on Nasdaq are valued at the average of the quoted bid and asked prices in the over-the-counter market.]]

         Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange.

         Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.


         Securities and other assets [[for which market quotations are not readily available are]] that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.



                            DIVIDENDS AND TAX STATUS
                            ------------------------

         Each Fund intends to elect and qualify to be treated as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon;
(b) a Fund derive less than 30% of its annual gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held for less than three months; and (c) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to Federal income tax on taxable income (including realized capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

         A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. The Funds also intend to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.


Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.



                                                                       Page B-25

         In determining the extent to which a Fund's dividends may be eligible for the 70% dividends received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for Federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible Federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.









                                                                       Page B-26

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

         Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.


         The above discussion and the related discussion in the prospectus are not intended to be complete discussions of all applicable Federal tax consequences of an investment in a Fund. [[Heller Ehrman White & McAuliffe]] Paul, Hastings Janofsky & Walker, LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States Federal income tax withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of Federal, state, local, and foreign taxes to an investment in a Fund.



                             PERFORMANCE INFORMATION
                             -----------------------

         TOTAL RETURN: Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

          P(1 + T) to the nth power  = ERV

          where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


 Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.


                                                                       Page B-27

          YIELD: Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's income for a specified 30-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

          YIELD = 2 [ (a-b + 1) to the 6th power  - 1]
                       ---
                       cd

          where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

          Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360; and (3) multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

          For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

          OTHER INFORMATION: Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.


                       GENERAL INFORMATION ABOUT THE TRUST
                       -----------------------------------

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares which differ from each other only as to dividends. Each of such classes has or will have a designation including the word "Series." Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

          The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.


                                                                       Page B-28

          The Trust's custodian is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION
                             ----------------------

  LEGAL OPINION


         The validity of the shares offered by the Prospectus will be passed upon by [[Heller, Ehrman, White & McAuliffe, 333 Bush Street]] Paul, Hastings, Janofsky & Walker, LLP, 345 California Street, San Francisco, California 94104.


  AUDITORS

         The annual financial statements of the Funds will be audited by Deloitte & Touche LLP, independent public accountant for the Funds.

  LICENSE TO USE NAME

         Metropolitan West Securities, Inc. has granted the Trust and each Fund the right to use the designation "Metropolitan West" in its name, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. Metropolitan West also has reserved the right to license others to use this designation, including any other investment company.

  OTHER INFORMATION

         The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Metropolitan West Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.


                              FINANCIAL STATEMENTS
                              --------------------

         Statements of Assets and Liabilities for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND, as of March 27, 1997 and accompanying notes, together with the Independent Auditor's Report dated March 27, 1997, are attached to this Statement of Additional Information.


         Unaudited semi-annual financial statements for the TOTAL RETURN BOND FUND and LOW DURATION BOND FUND, including the notes thereto, dated as of September 30, 1997, are attached to this Statement of Additional Information.



  Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.



                                                                       Page B-29

                             METROPOLITAN WEST FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES

                                 MARCH 27, 1997

                             METROPOLITAN WEST FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 MARCH 27, 1997



                                     ASSETS


                                                            TOTAL RETURN               LOW DURATION
                                                             BOND FUND                  BOND FUND

Cash                                                          $ 50,000                  $ 50,000
Deferred Organization Costs                                     17,500                    17,500
                                                              --------                  --------

Total Assets                                                    67,500                    67,500




                                   LIABILITIES


Accrued Expenses                                                17,500                    17,500
                                                              --------                  --------

Net Assets                                                    $ 50,000                  $ 50,000
                                                              ========                  ========

   Fund shares (unlimited authorization - $0.01 par value)
   5,000 outstanding shares of beneficial interest of each Fund


Net asset value                                               $  10.00                  $  10.00
                                                              ========                  ========

METROPOLITAN WEST FUNDS
Statements of Assets and Liabilities
March 27, 1997


1.       Organization
         ------------

         The Metropolitan West Funds (the "Trust") was organized as a Delaware Business Trust under a Trust Instrument dated December 9, 1996 and is registering under the Investment Company Act of 1940, as amended, as an open-end investment company to consist of three separate diversified portfolios (the "Funds"), each of which is a separate mutual fund. The Funds are the Total Return Bond fund, Low duration Bond Fund and the Short-Term Investment Fund. The Funds have not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholders in the Total Return Bond Fund and the Low Duration Bond Fund.

         It is the intention of the Funds to qualify and elect treatment as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Funds from all, or substantially all, federal income tax.

         The preparation of the accompanying financial statements in conformance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

2.       Investment Advisory, Management, Distribution and Shareholder Servicing
         -----------------------------------------------------------------------
         Agreements
         ----------

         The Trust has entered into the following service agreements:

         An Investment Advisory Agreement pursuant to which Metropolitan West Asset Management, LLC (the "Adviser") will act as the investment adviser to the Funds. For providing investment advisory services, the Adviser receives a fee, accrued daily and paid monthly, at the following annual percentages of average daily net assets: Total Return Bond Fund - 0.55%, Low Duration Bond Fund - 0.48%, and Short-Term Investment Fund - 0.40%. The Adviser has voluntarily agreed to limit the annual operating expenses of the Total Return Bond Fund to 0.65%, the Low Duration Bond Fund to 0.58% and the Short-Term Investment Fund to 0.50% of each Fund's respective average net assets.

         An Administration Agreement pursuant to which FPS Services, Inc. ("FPS") will provide the Trust with overall management services. Subject to a minimum fee of $55,000 per year for the first portfolio and $12,000 per year for each additional portfolio or class, the Trust agrees to pay FPS each month a fee at the annual rate of 0.15% on the first $50 million of average net assets of the Trust, 0.10% on the next $50 million, and 0.05% on average net assets greater than $100 million for these administrative services.

         A Distribution Services Agreement pursuant to which FPS Broker Services, Inc. will serve as the Fund's distributor. The Funds have adopted a Rule 12b-1 plan to pay for distribution expenses. The Funds may charge up to an annual rate of .25% of average net assets but currently are waiving all Rule 12b-1 fees.

         A Transfer Agent Services Agreement and Accounting Services Agreement pursuant to which FPS will act as the transfer agent and fund accounting service provider for the Trust, respectively.

3.       Deferred Organizational Costs
         -----------------------------

         Organizational costs have been capitalized by the Funds and are being amortized on a straight line basis over 60 months commencing with operations. In the event any of the initial shares are redeemed by the holder thereof during the period that the Funds are amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Funds will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

4.       Transactions with Affiliates
         ----------------------------

         The Adviser intends to pay $35,000 of organization costs on behalf of the Funds.

         Certain officers and/or trustees of the Trust are also officers of the Adviser. The Trust pays each unaffiliated Trustee a fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser.

5.       Disclosure of Credit Risk
         -------------------------

         Cash is held at The Bank of New York. The Funds have a policy of reviewing, as considered necessary, the credit standing of each bank with which it conducts business.

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities of the Metropolitan West Total Return Bond Fund and the Metropolitan West Low Duration Bond Fund (the "Funds") as of March 27, 1997. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Metropolitan West Total Return Bond Fund and the Metropolitan West Low Duration Bond Fund as of March 27, 1997, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
March 27, 1997

                         (Metropolitan West Funds Logo)









                               SEMI-ANNUAL REPORT
                                   (Unaudited)

                               September 30, 1997

                                                                October 28, 1997



Dear Shareholder,

We are pleased to enclose the semi-annual report for the Metropolitan West Low Duration and Total Return Bond Funds for the period ending September 30, 1997. From the inception of the Funds on March 31, 1997, i.e., 6 days after the Federal Reserve raised short term interest rates, through September 30, 1997 the interest rate environment has been favorable to bond investors. Yields on two-year Treasury securities have fallen from 6.41% on March 31, 1997 to 5.78% at month-end September. Ten-year Treasury yields have fallen from 6.91% to 6.11% over the same period. This downward move of 63 and 80 basis points respectively has had a positive impact on the Net Asset Values of our Funds. The Low Duration Bond Fund Net Asset Value closed at 10.17 and the Total Return Bond Fund Net Asset Value closed at 10.43.

In addition, performance versus our benchmark indices was also strong. The Low Duration Bond Fund has returned an absolute 4.88% for the 6-month period versus the Merrill Lynch 1-3 Year U.S. Treasury Index return of 4.21% over the same period. The Total Return Bond Fund returned 7.77% while the Lehman Aggregate Index performance for the same period was 7.14%.

We welcome all of our new shareholders to the Funds and appreciate your support and confidence in our style of fixed income management. The portfolio managers of Metropolitan West Asset Management, LLC, (the adviser to the Funds) led by Tad Rivelle, Laird Landmann and Stephen Kane are pleased with their initial efforts to create high quality, highly diversified portfolios.

As always, our philosophy is to maintain open and frequent communications with our shareholders. Feel free to contact us at (310) 446-7727 if you have any comments, questions or suggestions.

Sincerely,



Scott Dubchansky
President & Trustee

                             TOTAL RETURN BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                SEPTEMBER 30,1997
                                   (UNAUDITED)

                                                                                                    FACE AMOUNT        VALUE
                                                                                                   -------------     ----------
BONDS--86.68%
ASSET BACKED--l.02%
Household Affinity Credit Card Master Trust I 1994-2 B                  7.200       12/15/99       $   150,000      $  150,765
                                                                                                                    ----------
CORPORATES--32.11%
BANKS--9.89%
Advanta National Bank                                                   6.020       11/13/97           300,000         299,791
Capital One Bank                                                        8.125       03/01/00           250,000         259,777
MBNA Corp. (FRN)(MTN)                                                   6.069       06/17/02           500,000         499,161
Skandinavinska Enskilda Banken (FRN)                                    6.781       06/29/49           400,000         406,770
                                                                                                                    ----------
                                                                                                                     1,465,499
                                                                                                                    ----------

BROKERAGE SERVICES--4.26%
Lehman Brothers Holdings, Inc. (FRN)(MTN)                               6.319       03/17/07           400,000         401,840
Salomon, Inc. (FRN)(MTN)                                                6.075       04/05/99           230,000         229,118
                                                                                                                    ----------
                                                                                                                       630,958
                                                                                                                    ----------

ELECTRIC UTILITIES--8.66%
Alabama Power Co.                                                       9.000       12/01/24           300,000         332,227
Arkansas Power & Light Co.                                              8.750       03/01/26           400,000         417,123
Long Island Lighting Co.                                                8.900       07/15/19           500,000         532,752
                                                                                                                    ----------
                                                                                                                     1,282,102
                                                                                                                    ----------

INDUSTRIAL--4.26%
Cemex S.A.                                                             10.750       07/15/00           350,000         376,496
RJR Nabisco, Inc.                                                       8.300       04/15/99           250,000         255,107
                                                                                                                    ----------
                                                                                                                       631,603
                                                                                                                    ----------

SOVEREIGN--2.19%
Republic of Argentina (FRN)                                             6.750       03/31/05           339,500         324,053
                                                                                                                    ----------

TELECOMMUNICATIONS--2.85%
GTECorp                                                                 8.500       04/01/17           400,000         421,492
                                                                                                                    ----------

TOTAL CORPORATES                                                                                                     4,755,707
                                                                                                                    ----------

MORTGAGE-BACKED--27.90%
NON-AGENCY MORTGAGE-BACKED--16.24%
Blackrock Capital Finance L.P. 1997-R2 AP (FRN)                         4.760       10/25/35           168,622         167,532
Citicorp Mortgage Securities, Inc. 1992-20 A4                           7.500       01/25/07           127,854         128,791
Collateralized Mortgage Obligation Trust 57 D                           9.900       02/01/19           164,326         180,136
DLJ Mortgage Acceptance Corp. 1994-Q8 IIS (IO)                          1.871       05/25/24         2,725,302         115,978
GE Capital Mortgage Services, Inc. 1994-6 A11                           6.500       04/25/24           500,000         448,290
Independent National Mortgage Corp. 1995-N A5                           7.500       10/25/25           300,000         304,731
Nomura Asset Securities Corp. 1994-4A 2IO(IO)                           1.394       09/25/24        11,080,802         327,161
Northwestern Acceptance Corp. IA 2 (FRN)                               13.324       02/20/18           221,452         244,583
Residential Funding Mortgage Securities I 1993-S42 A10                  8.300       10/25/08           163,955         162,290
Resolution Trust Corp. 1995-2 B6 (FRN)                                  6.684       05/25/29           224,378         214,438
Structured Mortgage Asset Residential Trust 1991-7 I(IO)               14.313       12/25/22           470,590         111,765
                                                                                                                    ----------
                                                                                                                     2,405,695
                                                                                                                    ----------

U.S. AGENCY MORTGAGE-BACKED--11.66%
Fannie Mae 1997-37 Z                                                    9.000       06/18/27           140,629         140,949
Freddie Mac 1164 O (IO)                                                 6.391       11/15/06         1,495,136         230,251
Freddie Mac 1552 Q (FRN)                                               13.750       10/15/22           227,786         247,401
Freddie Mac 1433 SE                                                    10.150       11/15/22            95,942          98,437
Freddie Mac 1950 SM (FRN)                                              15.400       04/15/27           375,000         362,051
Freddie Mac 1951 SD (FRN)                                              16.500       04/15/27           300,000         297,243
Freddie Mac 1963 SB (FRN)                                              15.600       06/15/27           350,000         350,656
                                                                                                                    ----------
                                                                                                                     1,726,988
                                                                                                                    ----------

TOTAL MORTGAGE-BACKED                                                                                                4,132,683
                                                                                                                    ----------

                             TOTAL RETURN BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                SEPTEMBER 30,1997
                                   (UNAUDITED)

                                                                                                    FACE AMOUNT      VALUE
                                                                                                   -------------  ------------
      U.S. GOVERNMENTS--25.65%
      U.S. AGENCY--O.93%
      Fannie Mae (Strip)                                             0.000     10/09/19                600,000    $    137,786

      U.S. TREASURY--24.72%
      U.S. Treasury Notes                                            6.500     05/31/02                370,000         377,284
      U.S. Treasury Notes                                            5.750     08/15/03                879,000         865,816
      U.S. Treasury Notes                                            8.125     08/15/19              1,050,000       1,249,829
      U.S. Treasury Notes                                            6.750     08/15/26              1,125,000       1,168,243
                                                                                                                  ------------
                                                                                                                     3,661,172
                                                                                                                  ------------
      TOTAL U.S. GOVERNMENTS                                                                                         3,798,958
                                                                                                                  ------------

      TOTAL BONDS (COST $12,631,514)                                                                                12,838,113
                                                                                                                  ------------

      CASH EQUIVALENTS--14.30%
      COMMERCIAL PAPER--14.30%
      American Bankers Insurance Group                               5.800     10/09/97                424,000         423,454
      Cox Communications, Inc.                                       5.700     10/24/97                500,000         498,179
      CSX Corp.                                                      5.700     11/03/97                400,000         397,910
      Occidental Petroleum Corp.                                     5.700     10/21/97                450,000         448,575
      Whirlpool Corp.                                                5.680     10/23/97                350,000         348,785
                                                                                                                  ------------
      TOTAL CASH EQUIVALENTS (Cost $2,1l6,9O3)                                                                       2,116,903
                                                                                                                  ------------

      TOTAL INVESTMENTS--100.98% (Cost $14,748,417*)                                                                14,955,016
                                                                                                                  ------------

      LIABILITIES, LESS CASH AND OTHER ASSETS--(O.98)%                                                                (144,561)
                                                                                                                  ------------

      NET ASSETS--100.00%                                                                                           14,810,455
                                                                                                                  ============
       *Cost for Federal income tax purposes is $14,748,417 and net unrealized appreciation consists of:
              Gross unrealized appreciation                                                            260,969
              Gross unrealized depreciation                                                            (54,370)
                                                                                                    ----------
                  Net unrealized appreciation                                                          206,599
                                                                                                    ==========
      (FRN): Floating rate note - The rate disclosed is that in effect at September 30, 1997.
      (IO): Interest only
      (MTN): Medium term note


                 See accompanying notes to financial statements.

                             LOW DURATION BOND FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30,1997
                                  (UNAUDITED)

                                                                                                    FACE AMOUNT          VALUE
                                                                                                  ---------------    ------------
 BONDS--74.46%
 ASSET BACKED SECURITIES--O.85%
 Contimortgage Home Equity Loan Trust 1994-4 A6                    8.270      12/15/24            $    78,359        $     81,887
 Olympic Automobile Receivables Trust 1994-B A2                    6.850      06/15/01                384,243             387,974
                                                                                                                     ------------
                                                                                                                          469,861
                                                                                                                     ------------

 CORPORATES--38.02%
 BANKS--11.88%
 Advanta National Bank (FRN)                                       5.880      10/10/97                500,000             499,949
 Advanta National Bank                                             6.020      11/13/97              1,400,000           1,398,948
 Capital One Bank                                                  8.125      02/27/98                900,000             907,966
 Capital One Bank                                                  8.125      03/01/00                675,000             701,398
 First USA Bank                                                    6.125      10/30/97                100,000              99,998
 Kansallis-Osake-Pankki (FRN)                                      7.830      09/30/43              1,000,000           1,030,800
 MBNA Corp. (FRN)(MTN)                                             6.039      09/13/01                825,000             824,107
 Skandinavinska Enskilda Banken (FRN)                              6.781      06/29/49              1,100,000           1,118,617
                                                                                                                     ------------
                                                                                                                        6,581,783
                                                                                                                     ------------

 BROKERAGE SERVICES--6.31%
 Lehman Brothers Holdings, Inc. (FRN) (MTN)                        6.319      03/17/07              1,600,000           1,607,360
 Salomon, Inc. (FRN)(MTN)                                          6.700      12/01/98                100,000             100,141
 Salomon, Inc. (FRN)(MTN)                                          6.200      02/15/99              1,800,000           1,791,332
                                                                                                                     ------------
                                                                                                                        3,498,833
                                                                                                                     ------------

 ELECTRIC UTILITIES--3.44%
 Arkansas Power & Light Co.                                        8.750      03/01/26                600,000             625,685
 Long Island Lighting Co.                                          8.900      07/15/19              1,200,000           1,278,606
                                                                                                                     ------------
                                                                                                                        1,904,291
                                                                                                                     ------------

 FINANCE--2.16%
 AT&T Capital Corp. (MTN)                                          5.850      01/05/99                500,000             498,903
 Heller Financial Corp. (FRN)(MTN)                                 5.720      04/21/99                100,000              99,824
 Taubman Realty Group, Ltd. (FRN)(MTN)                             6.619      07/26/99                600,000             600,779
                                                                                                                     ------------
                                                                                                                        1,199,506
                                                                                                                     ------------

 INDUSTRIAL--4.93%
 Cemex S.A.                                                       10.750      07/15/00              1,400,000           1,505,984
 RJR Nabisco, Inc.                                                 7.625      09/01/00              1,000,000           1,023,705
 Valassis Inserts, Inc.                                            9.375      03/15/99                100,000             103,235
 Westinghouse Credit Corp. (MTN)                                   9.040      06/01/98                100,000             101,666
                                                                                                                     ------------
                                                                                                                        2,734,590
                                                                                                                     ------------

 INSURANCE--O.18%
 American Bankers Insurance Group (FRN)(MTN)                       6.400      04/12/00                100,000             100,954
                                                                                                                     ------------

 SOVEREIGN--5.35%
 Republic of Argentina (FRN)                                       6.750      03/31/05              1,164,000           1,111,038
 Republic of Finland                                               9.625      04/01/28              1,750,000           1,850,842
                                                                                                                     ------------
                                                                                                                        2,961,880
                                                                                                                     ------------

 TELECOMMUNICATIONS--3.77%
 GTE Corp.                                                         8.500      04/01/17              1,600,000           1,685,968
 Telecommunications, Inc. (MTN)                                    7.140      02/03/98                400,000             401,697
                                                                                                                     ------------
                                                                                                                        2,087,665
                                                                                                                     ------------

 TOTAL CORPORATES                                                                                                      21,069,502
                                                                                                                     ------------
 MORTGAGE-BACKED--30.52%
 NON-AGENCY MORTGAGE-BACKED--17.03%
 Blackrock Capital Finance L.P. 1997-R2 AP (FRN)                   4.760      10/25/35                674,488             670,130
 Capstead Securities Corp. IV 1992-11 1B                           7.875      08/25/22                543,312             555,629
 Citicorp Mortgage Securities, Inc. 1992-20 A4                     7.500      01/25/07              1,278,543           1,287,915
 Citicorp Mortgage Securities, Inc. 1994-3 A12                     9.000      02/25/24                253,150             251,845
 DLJ Mortgage Acceptance Corp. 1994-Q8 IIS (IO)                    1.871      05/25/24             15,297,866             651,016
 Northwestern Acceptance Corp. IA 2 (FRN)                         13.324      02/20/18                959,626           1,059,859
 Resolution Trust Corp. 1992-C6 B                                  7.700      07/25/24              1,029,895           1,037,413

                             LOW DURATION BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                             SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                                      FACE AMOUNT        VALUE
                                                                                                    -------------    ------------

    NON-AGENCY MORTGAGE-BACKED--(CONTINUED)
    Ryland Acceptance Corp. IV 28 1                                   11.500      12/25/16          $   1,289,159    $  1,401,860
    Ryland Mortgage Securities Corp. 1993-3 2E                         6.713      08/25/08                592,528         594,039
    Ryland Mortgage Securities Corp. III 1992 D 1A (FRN)               7.963      09/25/22              1,554,759       1,584,153
    SLH Mortgage Trust 1990-1 G                                        9.600      03/25/21                341,117         346,571
                                                                                                                     ------------
                                                                                                                        9,440,430
                                                                                                                     ------------

    U.S. AGENCY MORTGAGE-BACKED--13.49%
    Fannie Mae 1993-202 SJ                                             9.000      11/25/23                176,000         170,423
    Fannie Mae 1993-206 SD (FRN)                                      10.000      11/25/23              1,500,000       1,454,532
    Fannie Mae 1997-37 Z                                               9.000      06/18/27                703,145         704,745
    Freddie Mac 1164 O (IO)                                            6.391      11/15/06              1,495,136         230,251
    Freddie Mac 1933 V                                                 8.000      11/15/25                941,108         946,773
    Freddie Mac 1950 SM (FRN)                                         16.500      04/15/27                300,000         297,243
    Freddie Mac 1963 SB (FRN)                                         15.600      06/15/27                650,000         651,219
    Freddie Mac Gold 21 SG                                             9.386      10/25/23                460,749         467,356
    Freddie Mac Gold 41 ZB                                             8.250      04/25/24                617,868         614,933
    Government National Mortgage Association 1996-20 G                 7.500      08/20/19                 91,634          93,443
    Government National Mortgage Association Pool 2286                 8.500      09/20/26                556,264         578,514
    Government National Mortgage Association Pool 2326                 8.500      11/20/26                 92,394          96,090
    Government National Mortgage Association Pool 2345                 8.500      12/20/26              1,125,670       1,170,696
                                                                                                                     ------------
                                                                                                                        7,476,218
                                                                                                                     ------------

    TOTAL MORTGAGE-BACKED                                                                                              16,916,648
                                                                                                                     ------------

    U.S. GOVERNMENTS--5.07%
    U.S. TREASURY--5.07%
    U.S. Treasury Notes                                                6.500      05/31/02              2,500,000       2,549,220
    U.S. Treasury Notes                                                6.750      08/15/26                250,000         259,609
                                                                                                                     ------------
                                                                                                                        2,808,829
                                                                                                                     ------------

    TOTAL BONDS (COST $40,928,140)                                                                                     41,264,840
                                                                                                                     ------------

    CASH EQUIVALENTS--24.58%
    COMMERCIAL PAPER--24.58%
    American Bankers Insurance Group                                   5.720      10/16/97                700,000         698,332
    Boston Scientific Corp.                                            5.760      10/17/97              1,645,000       1,640,789
    Cox Communications, Inc.                                           5.700      10/24/97                800,000         797,087
    CSX Corp.                                                          5.700      11/03/97              1,000,000         994,775
    Green Tree Financial Corp.                                         5.680      10/27/97              1,500,000       1,493,847
    Houston Industries, Inc.                                           5.730      10/09/97                900,000         898,854
    Kerr-McGee Credit Corp.                                            5.800      10/24/97                430,000         428,407
    Levi Strauss & Co.                                                 5.750      11/14/97              2,200,000       2,184,539
    Occidental Petroleum Corp.                                         5.700      10/21/97              1,500,000       1,495,250
    Texas Utilities Co.                                                5.720      10/15/97              1,500,000       1,496,663
    Whirlpool Corp.                                                    5.700      11/12/97              1,500,000       1,490,025
                                                                                                                     ------------
    TOTAL CASH EQUIVALENTS (COST $13,618,568)                                                                          13,618,568
                                                                                                                     ------------

    TOTAL INVESTMENTS--99.04% (COST $54,546,708*)                                                                      54,883,408
                                                                                                                     ------------

    CASH AND OTHER ASSETS, LESS LIABILITIES--O.96%                                                                        533,825
                                                                                                                     ------------

                                                                                                                     ------------
    NET ASSETS--100.00%                                                                                                55,417,233
                                                                                                                     ============

    NOTES TO SCHEDULE OF INVESTMENTS

     Cost for Federal income tax purposes is $54,546,708 and net unrealized appreciation consists of:
            Gross unrealized appreciation                                                                  410,691
            Gross unrealized depreciation                                                                  (73,991)
                                                                                                        ----------
                Net unrealized appreciation                                                                336,700
                                                                                                        ==========
    (FRN): Floating rate note - The rate disclosed is that in effect at September 30, 1997.
    (IO): Interest only
    (MTN): Medium term note



                 See accompanying notes to financial statements.

                             METROPOLITAN WEST FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                            TOTAL RETURN        LOW DURATION
                                                                                              BOND FUND           BOND FUND
                                                                                            -------------       -------------

  ASSETS:
    Investments, at value (Cost $14,748,417 and $54,546,708, respectively) (Note 2)           $14,955,016        $54,883,408
    Cash and cash equivalents (Note 2)                                                            127,844                  0
    Dividends and interest receivable                                                             186,418            552,842
    Receivable for securities sold                                                                322,774                  0
    Deferred organizational costs (Note 2)                                                         34,076             34,076
    Die from Adviser (Note 4)                                                                      16,889                  0
    Other assets                                                                                   15,745             15,745
                                                                                              -----------        -----------
      Total assets                                                                             15,658,762         55,486,071
                                                                                              -----------        -----------

  LIABILITIES:
    Payable for securities purchased                                                              821,454                  0
    Die to Adviser                                                                                      0              8,632
    Accrued expenses                                                                               26,853             24,174
    Other liabilities                                                                                   0             36,032
                                                                                              -----------        -----------
      Total liabilities                                                                           848,307             68,838
                                                                                              -----------        -----------

      Net assets                                                                              $14,810,455        $55,417,233
                                                                                              ===========        ===========

  NET ASSETS CONSIST OF:
    Common stock unlimited shares authorized, $0.01 par value,
      1,420,431 and 5,451,362 shares outstanding, respectively                                $14,539,265        $54,980,468
    Accumulated undistributed net realized gain on investments                                     64,591            100,065
    Net unrealized appreciation (depreciation) on investments                                     206,599            336,700
                                                                                              -----------        -----------
                                                                                              $14,810,455        $55,417,233
                                                                                              ===========        ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                         $10.43             $10.17
                                                                                              ===========        ===========



                 See accompanying notes to financial statements.

                             METROPOLITAN WEST FUNDS
                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30,1997
                                  (UNAUDITED)

                                                                           TOTAL RETURN      LOW DURATION
                                                                            BOND FUND          BOND FUND
                                                                            ---------         -----------

INVESTMENT INCOME:
   Interest                                                                  $ 352,751        $ 1,235,664
                                                                             ---------        -----------
           Total investment income                                             352,751          1,235,664
                                                                             ---------        -----------

EXPENSES:
   Investment advisory fees (Note 4)                                            24,657             81,734
   Transfer agent fees                                                           7,546              8,384
   Administration fees                                                          15,719             17,466
   Registration and filing fees                                                 11,550             11,902
   Reports to shareholders                                                       2,836              2,927
   Custodian fees                                                                8,551              9,501
   Accounting services                                                          11,108             12,342
   Pricing fees                                                                  1,106              3,073
   Legal fees                                                                    4,567              4,830
   Insurance expenses                                                            4,132              4,132
   Trustees' fees and expenses                                                   4,111              4,347
   Auditing and tax consulting fees                                              4,567              4,830
   Amortization of organizational expenses (Note 2)                              3,526              3,526
   Miscellaneous expenses                                                        3,654              3,864
                                                                             ---------        -----------
           Total operating expenses                                            107,630            172,858

   Expenses waived and reimbursed (Note 4)                                     (78,490)           (74,096)
                                                                             ---------        -----------
           Net expenses                                                         29,140             98,762
                                                                             ---------        -----------

           Net investment income                                               323,611          1,136,902
                                                                             ---------        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                             64,591            100,065
   Net change in unrealized appreciation (depreciation) on investments         206,599            336,700
                                                                             ---------        -----------
   Net realized and unrealized gain on investments                             271,190            436,765
                                                                             ---------        -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                   $ 594,801        $ 1,573,667
                                                                             =========        ===========







                 See accompanying notes to financial statements.

                             METROPOLITAN WEST FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             TOTAL RETURN         LOW DURATION
                                                                               BOND FUND           BOND FUND
                                                                           ------------------   ------------------

                                                                            SIX MONTHS ENDED     SIX MONTHS ENDED
                                                                           SEPTEMBER 30, 1997   SEPTEMBER 30, 1997
                                                                               (UNAUDITED)         (UNAUDITED)
                                                                           ------------------   ------------------
OPERATIONS:
   Net investment income                                                      $    323,611        $  1,136,902
   Net realized gain on investments                                                 64,591             100,065
   Net change in unrealized appreciation (depreciation) on investments             206,599             336,700
                                                                              ------------        ------------

   Net increase in net assets resulting from operations                            594,801           1,573,667
                                                                              ------------        ------------

DISTRIBUTIONS:
   Dividends to shareholders from net investment income                           (323,611)         (1,136,902)
                                                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                 15,285,025          62,395,891
   Shares issued in reinvestment of
      dividends and distributions                                                  161,532             802,837
   Cost of shares redeemed                                                        (957,292)         (8,268,260)
                                                                              ------------        ------------

   Net increase in net assets resulting from capital share transactions         14,489,265          54,930,468
                                                                              ------------        ------------
   Net increase in net assets                                                   14,760,455          55,367,233
   Net assets at beginning of period                                                50,000              50,000
                                                                              ------------        ------------

   Net assets at end of period
     (including undistributed net investment income of
      $0 and $0, respectively)                                                $ 14,810,455        $ 55,417,233
                                                                              ============        ============








                 See accompanying notes to financial statements.

                             METROPOLITAN WEST FUNDS
                              FINANCIAL HIGHLIGHTS

        THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD PRESENTED.

                                                                                TOTAL RETURN                LOW DURATION
                                                                                 BOND FUND                    BOND FUND
                                                                             -------------------          ------------------

                                                                              SIX MONTHS ENDED             SIX MONTHS ENDED
                                                                             SEPTEMBER 30, 1997*         SEPTEMBER 30, 1997*
                                                                                 (UNAUDITED)                 (UNAUDITED)
                                                                             -------------------          ------------------
        Net Asset Value, Beginning of Period                                         $10.00                       $10.00
                                                                                 ----------                    ---------
        Income from Investment Operations:
          Net investment income                                                        0.34                         0.31
          Net realized and unrealized gain on investments                              0.43                         0.17
                                                                                 ----------                    ---------
          Total from Investment Operations                                             0.77                         0.48
                                                                                 ----------                    ---------

        Less Distributions:
          Dividends from net investment income                                        (0.34)                       (0.31)
                                                                                 ----------                    ---------
          Total Distributions                                                         (0.34)                       (0.31)
                                                                                 ----------                    ---------

        Net Asset Value, End of Period                                               $10.43                       $10.17
                                                                                 ==========                    =========

        Total Return (not annualized)                                                  7.76%                        4.88%

        Ratios/Supplemental Data:
          Net Assets, end of period (in thousands)                                  $14,810                      $55,417
          Ratio of Expenses to Average Net Assets
              Before expense reimbursement                                             2.40%  -                     1.02% -
              After expense reimbursement                                              0.65%  -                     0.58% -
          Ratio of Net Income to Average Net Assets
              Before expense reimbursement                                             5.46%  -                     6.24% -
              After expense reimbursement                                              7.21%  -                     6.68% -
          Portfolio Turnover Rate                                                       112%                         110%
          Average Commission Rate Paid                                                   NA                           NA

              * The Funds commenced operations on March 31, 1997.
              - Annualized


                 See accompanying notes to financial statements.

                             METROPOLITAN WEST FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

1.  SUMMARY OF ORGANIZATION
    The Metropolitan West Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust on December 9, 1996 under the Investment Company Act of 1940, as amended. The Trust currently consists of three separate diversified portfolios (each a "Fund" and collectively, the "Funds"): Metropolitan West Total Return Bond Fund (the "Total Return Bond Fund"), Metropolitan West Low Duration Bond Fund (the "Low Duration Bond Fund") and the Metropolitan West Short-Term Investment Fund (the "Short-Term Investment Fund"). The Total Return Bond Fund and Low Duration Bond Fund commenced investments operations on March 31, 1997. The Short-Term Investment Fund was not operational at September 30, 1997.

    The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The dollar-weighted average maturity will exceed its portfolio duration.

    The Low Duration Bond Fund and Short-Term Investment Fund seek to maximize current income, consistent with preservation of capital. Capital appreciation is a secondary consideration of the Funds. The Funds invest in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to three years in the Low Duration Bond Fund and up to one year in the Short-Term Investment Fund. The dollar-weighted average maturity for each Fund will exceed its portfolio duration.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies consistently followed by the Funds, except for the Short-Term Investment Fund, in the preparation of their financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

    SECURITY VALUATION:
    Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. Prices for fixed-income securities may be based on quotations received from one or more market-makers in the securities, or on evaluations from pricing services. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.


    MORTGAGE-RELATED SECURITIES:
    The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

    Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or by agencies or instrumentalities of the U S. Government (in the case of securities guaranteed by FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

    The Funds may also invest in Collateralized Mortgage Obligations (CMOs). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit ("REMIC"). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

    The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). During the six months ended September 30, 1997, certain interest only securities were purchased as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

    INVESTMENT INCOME AND SECURITIES TRANSACTIONS:
    Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

    ORGANIZATION COSTS:
    Organization costs are being amortized on a straight-line basis over five years from each Fund's respective commencement of operations.

    DISTRIBUTIONS TO SHAREHOLDERS:
    Each Fund expects to declare dividends daily and pay them monthly to shareholders. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

    FEDERAL INCOME TAXES:
    The Funds have elected and qualify to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. If so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders provided that at least 90% of its net investment income earned in the fiscal year is distributed. All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income to the shareholders even though paid in additional shares. Any net capital gains ("capital gains distributions") distributed to shareholders are taxable as mid-term or long-term capital gains to the shareholders regardless of the length of time a shareholder has owned his shares. The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

    CASH AND CASH EQUIVALENTS:
    The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

3.  SECURITIES TRANSACTIONS
    PURCHASES AND SALES:
    Investment transactions for the six months ended September 30, 1997, excluding temporary short-term investments, were as follows:

                                                                 PURCHASES         PROCEEDS FROM SALES
                                                                 ---------         -------------------
    Total Return Bond Fund                                      $24,197,197            $11,176,308
    Low Duration Bond Fund                                       78,055,909             34,881,874

    The Funds invest excess cash in interest bearing deposits at The Bank of New York.

4.  INVESTMENT ADVISORY SERVICES
    Under the Investment Advisory Agreement relating to the Funds, Metropolitan West Asset Management, LLC (the "Adviser"), a registered investment adviser, provides the Funds with investment management services. As compensation for these services, the Adviser charges the Total Return Bond Fund and the Low Duration Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.55% and 0.48%, respectively, of each Fund's average daily net assets. Certain officers and trustees of the Funds are also officers and directors of the Adviser. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the six months ended September 30, 1997, were as follows:

                                                                             EXPENSES
                                   INVESTMENT     VOLUNTARY                 WAIVED AND
                                    ADVISORY       EXPENSE     ADVISORY     REIMBURSED      DUE FROM
                                    FEE RATE      LIMITATION     FEES       BY ADVISER      ADVISER
                                    --------      ----------     ----       ----------      -------
    Total Return Bond Fund            0.55%          0.65%      $24,657      $78,490       $16,889
    Low Duration Bond Fund            0.48           0.58        81,734       74,096             0

5.  CAPITAL SHARE TRANSACTIONS:
    Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:


                                                    TOTAL RETURN BOND FUND                   LOW DURATION BOND FUND
                                                    ----------------------                   ----------------------
                                                   For the Six Months Ended                 For the Six Months Ended
                                                September 30, 1997 (Unaudited)           September 30, 1997 (Unaudited)
                                                ------------------------------           ------------------------------

   Increase in Fund shares:
       Shares outstanding at beginning
       of period                                              5,000                                     5,000
       Shares sold                                        1,493,052                                 6,185,618
       Shares issued through reinvestment
        of dividends                                         15,597                                    79,294
    Shares redeemed                                         (93,218)                                 (818,550)
                                                         -----------                               ----------

   Net increase in Fund shares                            1,415,431                                 5,446,362
                                                         -----------                               ----------
   Shares outstanding at end of period                    1,420,431                                 5,451,362
                                                         ===========                               ==========


                                BOARD OF TRUSTEES
                               Scott B. Dubchansky
                                 Keith T. Holmes
                             Martin Luther King III
                                James M. Lippman
                              Daniel D. Villanueva

                                    OFFICERS
                               Scott B. Dubchansky
        Chairman of the Board, President and Principal Executive Officer

                              Richard H. Schweitzer
              Treasurer, Principal Accounting and Financial Officer

                                  Edward Curiel
                        Secretary and Assistant Treasurer

                                    ADVISER:
                     Metropolitan West Asset Management, LLC
                      10880 Wilshire Boulevard, Suite 2020
                          Los Angeles, California 90024
                                 (310) 446-7727

                                   CUSTODIAN:
                              The Bank of New York
                                 48 Wall Street
                            New York, New York 10286

                                 TRANSFER AGENT:
                               FPS Services, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                    King of Prussia, Pennsylvania 19406-0903
                                 (800) 241-4671

                                    AUDITORS:
                              Deloitte & Touche LLP
                       1000 Wilshire Boulevard, Suite 1500
                          Los Angeles, California 90017

                                  DISTRIBUTOR:
                            FPS Broker Services, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                    King of Prussia, Pennsylvania 19406-0903

                                 LEGAL COUNSEL:
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                          San Francisco, CA 94104-2635

                                     [LOGO]
                      FOR ADDITIONAL INFORMATION ABOUT THE
                          METROPOLITAN WEST FUNDS CALL:
                                (310) 446-7727 OR
                           (800) 241-4671 (TOLL-FREE)

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

              ----------------------------------------------------

                                     PART C

                                OTHER INFORMATION


               ---------------------------------------------------

                             METROPOLITAN WEST FUNDS
                                 --------------

                                    FORM N-1A
                                 --------------

                                     PART C
                                 --------------

Item 24.      Financial Statements and Exhibits

              (a) Financial Statements:


              Included in Part A:

                  Unaudited Financial Highlights for TOTAL RETURN BOND FUND and LOW DURATION BOND FUND for the period ended September 30, 1997 are included in the Supplement to the Prospectus filed herewith.

              Included in Part B:


                  Statements of Assets and Liabilities for TOTAL RETURN BOND FUND and LOW DURATION BOND FUND, as of March 27, 1997 accompanying notes, together with the Independent Auditor's Report dated March 27, 1997.


              Included in Part B:

                  Unaudited Semi-Annual Report for
                  TOTAL RETURN BOND FUND and LOW DURATION BOND FUND

                  (i)    Portfolio of Investments at September 30, 1997;
                  (ii)   Statement of Assets and Liabilities at September 30,
                         1997;
                  (iii) Statements of Operations for the period ended September 30, 1997; (iv) Statement of Changes in Net Assets for the period ended September 30, 1997;
                  (v) Statement of Changes in Net Assets for the period ended September 30, 1997;
                  (vi) Financial Highlights for the period ended September 30, 1997; and (vii) Notes to Financial Statements for the period ended September 30, 1997.


         (b)      Exhibits:

              (1) Agreement and Declaration of Trust (filed as part of the Registration Statement on Form N-1A filed on December 24, 1996 [the "Registration Statement"]).

              (2)     By-Laws (filed as part of the Registration Statement).

              (3)     Voting Trust Agreement - Not applicable.

              (4)     Specimen Share Certificate - Not applicable.

              (5) Form of Investment Management Agreement (filed as part of the Registration Statement).

              (6) Form of Underwriting Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on March 28, 1996 ["Pre-Effective Amendment No. 2"]).

              (7)     Benefit Plan(s) - Not applicable.

              (8)(A) Form of Custody Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

              (8)(B) Form of Custody Administration and Agency Agreement (incorporated by reference to Pre-Effective Amendment No.
                      2).

              (9)(A) Form of Administration Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

              (9)(B) Form of Accounting Services Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

              (9)(C) Form of Transfer Agent Services Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

              (10) Consent and Opinion of Counsel as to legality of shares (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on March 18, 1997 ["Pre-Effective Amendment No. 1"]).


              (11) Consent of Independent Public Accountants [[(incorporated by reference to Pre-Effective Amendment No. 2).]] -- Filed herewith.


              (12) Financial Statements omitted from Item 23 - Not applicable.

              (13) Form of Subscription Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

              (14)    Model Retirement Plan Documents - Not applicable.

              (15) Form of Rule 12b-1 Plan (incorporated by reference to Pre-Effective Amendment No. 1).

              (16)    Performance Computation - Not Applicable.


              (17)    Financial Data Schedules -- Filed herewith.



Item 25.  Persons Controlled by or Under Common Control with Registrant.

         Metropolitan West Asset Management, LLC, a California limited liability company, is the manager of each series of the Registrant (the "Manager"). Metropolitan West Securities, Inc., a California corporation ("MWS"), is a member of the Manager. Also members of the Manager are Scott B. Dubchansky, Tad Rivelle and Laird R. Landmann.

         Persons holding more than a five percent beneficial interest in MWS include Paul C. Chow, Terry M. Crow, Edward E. Curiel, Thomas W. Hayes, Richard
S. Hollander and Roland R. Moos. MWS is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer.


Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.

Item 26.  Number of Holders of Securities

     [[As of March 26, 1997, Scott B. Dubchansky and Tad Rivelle are the only shareholders of each series of the Registrant.]]


                                                                           NUMBER OF RECORD HOLDERS
                  TITLE OF CLASS                                           AS OF OCTOBER 20, 1997
                  --------------                                           ----------------------
                  Shares of Beneficial Interest par value $0.001 of:

                  TOTAL RETURN BOND FUND                                              24
                  LOW DURATION BOND FUND                                              47


Item 27.  Indemnification

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VII of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser.

         Information about Scott B. Dubchansky, Tad Rivell and Laird R. Landmann is set forth in Part B under "Management."


Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.

Item 29.  Principal Underwriter.

         (a) FPS Broker Services, Inc. is the principal underwriter for the following investment companies or series thereof:


                           Bjurman Funds
                           [[The Brinson Funds]]
                           [[CT&T Funds]]
                           Fairport Funds
                           Farrell Alpha Strategies
                           Focus Trust, Inc.
                           Govett Funds
                           IAA Trust Mutual Funds
                           Matthews International Funds
                           McM Funds
                           Metropolitan West Funds
                           Polynous Growth Fund
                           Sage/Tso Trust
                           Smith Breeden Series Fund

                           Smith Breeden Short Duration U.S. Government Fund Smith Breeden Trust

                           The Stratton Funds, Inc.
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend Shares, Inc.
                           Stratton Small Cap Yield Fund
                           [[The Timothy Plan]]
                           Trainer Wortham First Mutual Funds


         (b) The following information is furnished with respect to the officers of FPS Broker Services, Inc.:

NAME AND PRINCIPAL                         POSITION AND OFFICES WITH                     POSITIONS AND OFFICES
BUSINESS ADDRESS                           DISTRIBUTOR                                      WITH REGISTRANT
----------------                           -----------                                      ---------------
Kenneth J. Kempf                           Director and President                                None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

Lynne M. Cannon                            Vice President and Principal                          None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

Rocky C. Cavalieri                         Director and Vice President                           None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

Gerald J. Holland                          Director, Senior Vice                                 None
3200 Horizon Drive                         President and Principal
P.O. Box 61503
King of Prussia, PA  19406-0903


Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.

NAME AND PRINCIPAL                         POSITION AND OFFICES WITH                     POSITIONS AND OFFICES
BUSINESS ADDRESS                           DISTRIBUTOR                                      WITH REGISTRANT
----------------                           -----------                                      ---------------
Joseph M. O'Donnell, Esq.                  Director and Vice President                           None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

Sandra L. Adams                            Assistant Vice President and                          None
3200 Horizon Drive                         Principal
P.O. Box 61503
King of Prussia, PA  19406-0903

Mary P. Efstration                         Secretary                                             None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

John H. Leven                              Treasurer                                             None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903


Bruno DiStefano                            Principal                                             None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903


James W. Stratton may be considered a control person of the Distributor due to his direct or indirect ownership of FPS Services, Inc., the Parent of the Underwriter.

Item 30.  Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant's Transfer Agent, FPS Services, Inc., 3200 Horizon Drive, King Prussia, PA 19406-0903 except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b)),
which will be kept by the Registrant at 10880 Wilshire Boulevard, Suite 2020, Los Angeles, California 90024

Item 31.  Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 32.  Undertakings.


         (a) Registrant hereby undertakes to file a post-effective amendment including financial statements of [[each series of the Registrant]] Short-Term Investment Fund, which need not be certified, within four to six months from the [[effective]] operational date of that [[Registrant's 1933 Act Registration Statement with respect to shares of each of them]] series.



Language indicated as being shown by strike out in the typeset document is enclosed in double brackets "[[" and "]]" in the electronic format.

         (b) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment under Rule 485(b) under the Securities Act of 1933, as amended, and that the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 30th day of October, 1997.


                                     Metropolitan West Funds



                                     By:      /s/ Scott B. Dubchansky*
                                              ----------------------------------
                                              Scott B. Dubchansky
                                              Principal Executive Officer
                                              and Trustee



Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to its Registration Statement has been signed below by the following person in the capacities and on the date indicated.


/s/ Scott B. Dubchansky*                    Principal Executive Officer               October 30, 1997
-----------------------                     and Trustee
Scott B. Dubchansky



/s/ Richard Schweitzer*                     Principal Financial and                   October 30, 1997
----------------------                      Accounting Officer
Richard Schweitzer



/s/ Keith T. Holmes*                        Trustee                                   October 30, 1997
-------------------
Keith T. Holmes



/s/ Martin Luther King III*                 Trustee                                   October 30, 1997
--------------------------
Martin Luther King III



/s/ Daniel D. Villanueva*                   Trustee                                   October 30, 1997
------------------------
Daniel D. Villanueva



*by /s/ David A. Hearth
    ------------------------------------
    David A. Hearth, Attorney-in-Fact
    pursuant to Power of Attorney
    previously filed

                                Exhibit(s) Index


Exhibit No.                Document
-----------                --------

(11)                  Independent Auditor's Consent

(27)                  Financial Data Schedules